Exhibit 99.2

CALPINE CORPORATION EARNINGS CONFERENCE CALL 1st QUARTER ENDED MARCH 31, 2005

CALPINE PARTICIPANTS PETE CARTWRIGHT Chairman, President and Chief Executive Officer BOB KELLY Executive Vice President and Chief Financial Officer PAUL POSOLI Executive Vice President RICK BARRAZA Senior Vice President, Investor Relations

FORWARD-LOOKING STATEMENT This presentation discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expected financial performance, our strategic and operational plans, as well as all assumptions, expectations, predictions, intentions, or beliefs about future events. Investors are cautioned that any forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2004. These documents can also be found on our web site at www.calpine.com. We undertake no duty to update any forward-looking statements. This presentation also includes certain non- GAAP financial measures as defined under SEC rules. As required by SEC rules, we have provided a reconciliation of those financial measures to the most directly comparable GAAP measures, which can be found in Appendix A of this presentation. The financial information presented is subject to adjustment until we file our Quarterly Report on Form 10-Q with the Securities and Exchange Commission for the quarter ended March 31, 2005.

BUSINESS UPDATE Pete Cartwright Chairman, President and Chief Executive Officer

ADDRESSING RECENT MARKET ISSUES Unfounded Rumors False Claims of a Calpine Bankruptcy Recent Market Pressure Has Not Had an Impact on Calpine's Ability to Manage its Power and Gas Assets

1st QUARTER OVERVIEW Financial Results In-Line With Our Expectations Operating Performance On Target Completed Liquidity-Enhancing Transactions Focus on $1 Billion Plus De-Levering Program Positive Market Trends Continue

PROJECT PORTFOLIO UPDATE 93 Plants in Operation; 26,900 mw Construction Program Moving Forward on Eight Economic Projects 2,000 mw Entering Operation in 2005 Two Plants to Provide Needed Power to California Power Markets Pastoria - 750 mw Metcalf - 602 mw

AWARDED ONTARIO 1,005-mw 20-YEAR AGREEMENT Calpine/Mitsui Partnership Successful in Bid for New 1,005-mw Project Attractive 20-Year Power Sales Agreement Project to Utilize Three Gas Turbines and One Steam Turbine From Calpine's Existing Pool of Equipment Represents Calpine's Equity in Project 14 "F" Class Turbines Remaining to be Deployed

1st QUARTER 2005 FINANCIAL & OPERATING RESULTS Bob Kelly Executive Vice President and Chief Financial Officer

(In millions, except EPS) (In millions, except EPS) 1st Qtr. Ended Mar. 31, 2005 Revenue $ 2,212.7 GAAP Net Loss $ (168.7) GAAP Basic and Diluted Loss Per Share $ (0.38) Operating Cash Flow $ (114.6) EBITDA, as Adjusted for Non-Cash and Other Charges (1) $ 244.6 EBITDA, as Adjusted for Non-Cash and Other Charges to Interest Expense (2) 0.70x KEY FINANCIAL HIGHLIGHTS (1) Earnings Before Interest, Tax, Depreciation and Amortization, as Adjusted for Non-Cash and Other Charges; See Appendix A for Reconciliation from Net Loss, Which is the Most Directly Comparable GAAP Measure (2) Interest Expense Includes One-Third of Operating Lease Expense

GENERATION AND SPARK SPREADS 1st Quarter 1st Quarter 1st Quarter 2004 2005 Average mw in Operation 22,117 26,649 Mwh Generated (000s) 21,050 22,360 Mwh Delivered (000s) 32,885 33,774 Total Spark Spread (000s) $ 434,705 $ 538,879 Spark Spread (per mwh) $ 20.65 $ 24.10

POWER PLANT STATISTICS 1st Quarter 1st Quarter 1st Quarter 2004 2005 Plant Availability Factor 92.0% 90.0% Plant Baseload Capacity Factor 50.3% 43.8% Average Heat Rate (btu/kwh) 7,115 7,091 Total Plant Operating Expenses (000s) $ 172,777 $ 195,626 Plant Operating Expenses (per mwh) (1) $ 5.24 $ 5.15 (1) Total plant operating expenses include major maintenance expense and are calculated on a trailing 12-month basis at an assumed 70% capacity factor (1) Total plant operating expenses include major maintenance expense and are calculated on a trailing 12-month basis at an assumed 70% capacity factor (1) Total plant operating expenses include major maintenance expense and are calculated on a trailing 12-month basis at an assumed 70% capacity factor (1) Total plant operating expenses include major maintenance expense and are calculated on a trailing 12-month basis at an assumed 70% capacity factor

PLANT OPERATING EXPENSES Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Regular Operating Expense 5.39 5.22 5.03 4.96 4.81 4.71 4.51 4.56 4.5 Major Maintenance Expense 0.32 0.3 0.35 0.42 0.43 0.7 0.65 0.68 0.65 2003 2004 (per mwh) 2005 Trailing 12-Month Plant Operating Expenses at an Assumed 70% Capacity Factor $5.72 $5.15

UPDATE ON CASH Cash and Cash Equivalents Current Portion of Restricted Cash Calpine Energy Management Facility CalGen

TRANSACTIONS UPDATE Bethpage Project Financing Potential Sale of Saltend Energy Centre Other Asset Sales Contract Portfolio

UPCOMING FINANCING ACTIVITY Obligation to Repurchase Debt HIGH TIDES III 2007 Secured Debt 2008 Unsecured Debt

1st QUARTER 2005 POWER MARKETS UPDATE Paul Posoli Executive Vice President

MANAGING COLLATERAL REQUIREMENTS CES Total Collateral 12/31/04 $442.3 Million 3/31/05 $482.9 Million 4/30/05 $448.6 Million Fully Collateralized With Most Counterparties Focused on $150 Million Collateral Reduction by 9/30/05

POWER MARKETS UPDATE Spark Spreads Per mwh Generally Trending Up Note: Figures Represent Average On-Peak, Day-Ahead Spark Spreads at 7,000 btu/kwh Heat Rate Source: Company Data 1st Quarter 1st Quarter 1st Quarter 2004 2005 NP15 $ 7.71 $ 11.22 SP15 $ 11.57 $ 13.60 ERCOT (Houston) $ 5.39 $ 8.03 Southeast $ 1.33 $ 2.17 NEPOOL (Mass Hub) $ 18.77 $ 16.95

2006 FORWARD CURVES Calendar 2006 Forward Spark Spreads Per mwh Source: Company Data, Assumes a 7,000 btu/kwh Heat Rate 2006 On-Peak 2006 On-Peak 2006 On-Peak 2006 On-Peak 2006 On-Peak 2006 Off-Peak 2006 Off-Peak 2006 Off-Peak 2006 Off-Peak 2006 Off-Peak As of 9/30/04 As of 2/18/05 As of 4/27/05 As of 9/30/04 As of 2/18/05 As of 4/27/05 NP15 $ 18.03 $ 20.44 $ 21.96 $ 1.14 $ 4.44 $ 2.71 SP15 $ 21.11 $ 24.32 $ 25.83 $ 2.15 $ 5.57 $ 3.58 ERCOT (Houston) $ 13.47 $ 15.17 $ 17.49 $ (1.26) $ 0.47 $ (0.59) NEPOOL (Mass Hub) $ 16.30 $ 18.26 $ 18.32 $ 0.71 $ 1.32 $ 0.84 Southeast $ 7.78 $ 7.63 $ 9.79 $ (8.07) $ (9.25) $ (11.77)

QUESTION AND ANSWER SESSION

APPENDICES

APPENDIX A: GAAP NET INCOME TO EBITDA, AS ADJUSTED

APPENDIX A: EBITDA, AS ADJUSTED TO EBITDA, AS ADJUSTED FOR NON-CASH AND OTHER CHARGES

Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Security Balance Sheet Value Outstanding Amount 4/1-12/31 2005 2006 2007 2008 2009 Thereafter Total Notes Payable / Lines of Credit DWR Monetization 5.2% Senior Secured Notes Due 2006 $ 152.0 $ 152.0 $ 74.0 $ 78.0 $ - $ - $ - $ - $ 152.0 6.256% Senior Secured Notes Due 2010 462.3 462.3 - 77.9 128.2 97.6 103.7 54.9 462.3 Power Contract Financing 52.7 85.0 - - - - - 85.0 85.0 Gilroy Note 123.5 123.5 5.8 8.6 9.6 10.6 11.8 77.1 123.5 BPA Monetization 46.6 46.6 17.2 23.4 6.0 - - - 46.6 Calpine Commercial Trust 32.1 35.1 6.6 8.8 8.8 6.6 2.2 2.1 35.1 Miscellaneous 22.9 22.9 19.1 0.6 0.9 0.3 0.3 1.7 22.9 Notes Payable $ 892.1 $ 927.4 $ 122.7 $ 197.3 $ 153.5 $ 115.1 $ 118.0 $ 220.8 $ 927.4 Preferred Interests Auburndale Power Plant $ 78.5 $ 78.5 $ 0.4 $ 0.7 $ 1.5 $ 3.9 $ 6.4 $ 65.6 $ 78.5 Saltend Redeemable Preferred Shares - 1 360.0 360.0 - 360.0 - - - - 360.0 Saltend Redeemable Preferred Shares - 2 260.0 260.0 260.0 - - - - - 260.0 Gilroy Energy Center 63.7 63.7 3.9 8.8 7.5 8.3 9.8 25.4 63.7 Preferred Interests $ 762.2 $ 762.2 $ 264.3 $ 369.5 $ 9.0 $ 12.2 $ 16.2 $ 91.0 $ 762.2 Capital Lease Obligations Hidalgo Energy Center $ 101.4 $ 101.4 $ - $ 1.1 $ 1.3 $ 3.1 $ 3.2 $ 92.7 $ 101.4 King City Power Plant 95.4 95.4 1.2 1.2 1.5 1.4 2.0 88.1 95.4 Stony Brook Power Plant 62.9 71.7 - 1.2 1.5 1.7 1.8 65.5 71.7 Agnews Power Plant 26.7 26.7 2.5 3.0 3.2 3.7 4.0 10.3 26.7 Corporate 1.1 1.1 0.6 0.3 0.2 - - - 1.1 Capital Lease Obligations $ 287.5 $ 296.3 $ 4.3 $ 6.8 $ 7.7 $ 9.9 $ 11.0 $ 256.6 $ 296.3 As of March 31, 2005 (In millions) APPENDIX B: OUTSTANDING DEBT & PRINCIPAL PAYMENT SCHEDULES

APPENDIX B: OUTSTANDING DEBT & PRINCIPAL PAYMENT SCHEDULES (continued) Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Security Balance Sheet Value Outstanding Amount 4/1-12/31 2005 2006 2007 2008 2009 Thereafter Total CCFC I Term Loan Notes Due 2009 $ 376.4 $ 379.2 $ 1.9 $ 3.9 $ 3.9 $ 3.8 $ 365.7 $ - $ 379.2 Floating Rate Notes Due 2011 408.8 415.0 - - - - - 415.0 415.0 CCFC I $ 785.2 $ 794.2 $ 1.9 $ 3.9 $ 3.9 $ 3.8 $ 365.7 $ 415.0 $ 794.2 CalGen Term Loan Notes Due 2009 $ 600.0 $ 600.0 $ - $ - $ 3.0 $ 6.0 $ 591.0 $ - $ 600.0 Floating Rate Notes Due 2009 235.0 235.0 - - 1.2 2.4 231.4 - 235.0 Floating Rate Notes Due 2010 632.0 640.0 - - - 3.2 6.4 630.4 640.0 Term Loan Notes Due 2010 98.8 100.0 - - - 0.5 1.0 98.5 100.0 Floating Rate Notes Due 2011 680.0 680.0 - - - - - 680.0 680.0 Fixed Rate Notes Due 2011 150.0 150.0 - - - - - 150.0 150.0 Revolver - - - - - - - - - CalGen $ 2,395.8 $ 2,405.0 $ - $ - $ 4.2 $ 12.1 $ 829.8 $ 1,558.9 $ 2,405.0 Project Financing Gilroy Energy Center $ 242.2 $ 244.6 $ 19.5 $ 40.1 $ 34.6 $ 37.0 $ 37.7 $ 75.7 $ 244.6 Broad River Energy Center 275.1 275.1 9.9 12.1 14.2 16.6 12.6 209.7 275.1 Pasadena Power Plant 282.2 282.2 - 6.7 12.8 15.4 19.1 228.2 282.2 Riverside Energy Center 360.0 360.0 1.8 3.7 3.7 3.7 3.7 343.4 360.0 Blue Spruce Energy Center 98.3 98.3 1.9 3.7 3.8 3.8 3.7 81.4 98.3 Rocky Mountain Energy Center 255.8 255.8 1.3 2.6 2.6 2.6 2.6 244.1 255.8 Aries Power Plant 172.9 172.9 6.4 9.9 10.6 10.7 10.9 124.4 172.9 Fox Energy Center 292.5 292.5 26.6 6.9 21.1 8.4 12.7 216.8 292.5 Otay Mesa Energy Center 7.0 7.0 - - - - - 7.0 7.0 Metcalf Energy Center 15.5 15.5 0.1 0.2 0.3 14.9 - - 15.5 Freeport Energy Center 54.7 54.7 - - 0.9 0.8 0.7 52.3 54.7 Mankato Power Plant 48.0 48.0 - - 0.7 0.7 0.6 46.0 48.0 Project Financing $ 2,104.2 $ 2,106.6 $ 67.5 $ 85.9 $ 105.3 $ 114.6 $ 104.3 $ 1,629.0 $ 2,106.6 As of March 31, 2005 (In millions)

APPENDIX B: OUTSTANDING DEBT & PRINCIPAL PAYMENT SCHEDULES (continued) As of March 31, 2005 (In millions) Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Security Balance Sheet Value Outstanding Amount 4/1-12/31 2005 2006 2007 2008 2009 Thereafter Total First Priority Senior Secured Notes 9.625% Senior Secured Notes Due 2014 $ 779.1 $ 785.0 $ - $ - $ - $ - $ - $ 785.0 $ 785.0 First Priority Senior Secured Notes $ 779.1 $ 785.0 $ - $ - $ - $ - $ - $ 785.0 $ 785.0 Second Priority Senior Secured Notes Term Loan B Notes Due 2007 $ 738.8 $ 738.8 $ 5.6 $ 7.5 $ 725.7 $ - $ - $ - $ 738.8 Floating Rate Notes Due 2007 492.5 492.5 3.8 5.0 483.7 - - - 492.5 8.5% Senior Notes Due 2010 1,150.0 1,150.0 - - - - - 1,150.0 1,150.0 9.875% Senior Notes Due 2011 393.4 400.0 - - - - - 400.0 400.0 8.75% Senior Notes Due 2013 900.0 900.0 - - - - - 900.0 900.0 Second Priority Senior Secured Notes $ 3,674.7 $ 3,681.3 $ 9.4 $ 12.5 $ 1,209.4 $ - $ - $ 2,450.0 $ 3,681.3 Convertible Unsecured Senior Notes 4.0% Convertible Senior Notes Due 2006 $ 1.3 $ 1.3 $ - $ 1.3 $ - $ - $ - $ - $ 1.3 6.0% Convertible Senior Notes Due 2014 623.4 736.0 - - - - - 736.0 736.0 4.75% Convertible Senior Notes Due 2023 633.8 633.8 - - - - - 633.8 633.8 Convertible Unsecured Senior Notes $ 1,258.5 $ 1,371.1 $ - $ 1.3 $ - $ - $ - $ 1,369.8 $ 1,371.1

Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Principal Payments Security Balance Sheet Value Outstanding Amount 4/1-12/31 2005 2006 2007 2008 2009 Thereafter Total Unsecured Senior Notes 8.25% Senior Notes Due 2005 $ 186.0 $ 186.1 $ 186.1 $ - $ - $ - $ - $ - $ 186.1 7.625% Senior Notes Due 2006 111.6 111.6 - 111.6 - - - - 111.6 10.5% Senior Notes Due 2006 152.7 152.7 - 152.7 - - - - 152.7 8.75% Senior Notes Due 2007 (Canadian) 163.9 164.3 - - 164.3 - - - 164.3 8.75% Senior Notes Due 2007 195.3 195.3 - - 195.3 - - - 195.3 7.875% Senior Notes Due 2008 227.1 227.3 - - - 227.3 - - 227.3 8.375% Senior Notes Due 2008 (Euro) 151.6 151.6 - - - 151.6 - - 151.6 8.5% Senior Notes Due 2008 1,581.6 1,582.4 - - - 1,582.4 - - 1,582.4 7.75% Senior Notes Due 2009 221.5 221.6 - - - - 221.6 - 221.6 8.625% Senior Notes Due 2010 448.3 448.6 - - - - - 448.6 448.6 8.5% Senior Notes Due 2011 1,020.7 1,056.8 - - - - - 1,056.8 1,056.8 8.875% Senior Notes Due 2011 (Sterling) 226.8 228.1 - - - - - 228.1 228.1 Unsecured Senior Notes $ 4,687.1 $ 4,726.4 $ 186.1 $ 264.3 $ 359.6 $ 1,961.3 $ 221.6 $ 1,733.5 $ 4,726.4 Notes Payable to Calpine Capital Trust High Tides III $ 517.5 $ 402.5 $ - $ - $ - $ - $ - $ 402.5 $ 402.5 Notes Payable to Calpine Capital Trust $ 517.5 $ 402.5 $ - $ - $ - $ - $ - $ 402.5 $ 402.5 Total Debt $ 18,143.9 $ 18,258.0 $ 656.2 $ 941.5 $ 1,852.6 $ 2,229.0 $ 1,666.6 $ 10,912.1 $ 18,258.0 Scheduled Principal Payments $ 210.1 $ 315.9 $ 283.6 $ 267.7 $ 256.9 Final Principal Payments 446.1 625.6 1,569.0 1,961.3 1,409.7 Total $ 656.2 $ 941.5 $ 1,852.6 $ 2,229.0 $ 1,666.6 APPENDIX B: OUTSTANDING DEBT & PRINCIPAL PAYMENT SCHEDULES (continued) As of March 31, 2005 (In millions)

APPENDIX C: PROJECT PORTFOLIO OPERATING ASSETS Region / Project Location Fuel Baseload Capacity (mw) Capacity w/Peaking (mw) Calpine Interest (%) Net Interest Baseload (mw) Net Interest w/Peaking (mw) Commercial Operation Date / Calpine Acquisition Date ERCOT Freestone Energy Center (CalGen) Texas Natural Gas 1,022.0 1,022.0 100.0% 1,022.0 1,022.0 Jul-02 Deer Park Energy Center Texas Natural Gas 792.0 1,019.0 100.0% 792.0 1,019.0 Jun-03 354 mw, 362 mw; Jun-04 438 mw, 657 mw Baytown Energy Center (CalGen) Texas Natural Gas 742.0 830.0 100.0% 742.0 830.0 May-02 Pasadena Power Plant Texas Natural Gas 776.0 777.0 100.0% 776.0 777.0 Jul-98 231 mw, 240 mw; Jun-00 545 mw, 537 mw Magic Valley Generating Station (CCFC I) Texas Natural Gas 700.0 751.0 100.0% 700.0 751.0 Feb-02 Channel Energy Center (CalGen) Texas Natural Gas 527.0 574.0 100.0% 527.0 574.0 Aug-01 190 mw; Apr-02 337 mw, 384 mw Brazos Valley Power Plant (CCFC I) Texas Natural Gas 450.0 570.0 100.0% 450.0 570.0 Jul-03 / Apr-04 Corpus Christi Energy Center (CalGen) Texas Natural Gas 414.0 537.0 100.0% 414.0 537.0 Oct-02 Texas City Power Plant Texas Natural Gas 457.0 534.0 100.0% 457.0 534.0 May-87 / 50% Jun-97, 50% Apr-98 Clear Lake Power Plant Texas Natural Gas 344.0 400.0 100.0% 344.0 400.0 Jan-85 / 50% Jun-97, 50% Apr-98 Hidalgo Energy Center Texas Natural Gas 392.0 392.0 78.5% 307.7 307.7 Jun-00 Total ERCOT 6,616.0 7,406.0 6,531.7 7,321.7 FRCC Osprey Energy Center (CCFC I) Florida Natural Gas 530.0 609.0 100.0% 530.0 609.0 May-04 Auburndale Power Plant Florida Natural Gas 150.0 150.0 100.0% 150.0 150.0 Jul-94 / Oct-97 Auburndale Peaking Energy Center Florida Natural Gas - 116.0 100.0% - 116.0 Aug-02 Total FRCC 680.0 875.0 680.0 875.0 MAAC Ontelaunee Energy Center (CCFC I) Pennsylvania Natural Gas 561.0 584.0 100.0% 561.0 584.0 Oct-02 Parlin Power Plant New Jersey Natural Gas 98.0 118.0 100.0% 98.0 118.0 Jun-91 / 80% Dec-99, 20% Mar-04 Grays Ferry Power Plant (1) Pennsylvania Natural Gas 166.0 175.0 50.0% 83.0 87.5 Jan-98 / 40% Dec-99, 10% Mar-04 Newark Power Plant New Jersey Natural Gas 50.0 56.0 100.0% 50.0 56.0 Nov-90 / 80% Dec-99, 20% Mar-04 Philadelphia Water Project Pennsylvania Natural Gas - 23.0 83.0% - 19.1 Jan-95 / 66.4% Dec-99, 16.6% Mar-04 Total MAAC 875.0 956.0 792.0 864.6 MAIN Riverside Energy Center Wisconsin Natural Gas 518.0 603.0 100.0% 518.0 603.0 Jun-04 Zion Energy Center, Units 1, 2 & 3 (CalGen) Illinois Natural Gas - 513.0 100.0% - 513.0 Jun-02 300 mw, Jun-03 213 mw RockGen Energy Center Wisconsin Natural Gas - 460.0 100.0% - 460.0 May-01 Morris Power Plant Illinois Natural Gas 137.0 156.0 100.0% 137.0 156.0 Nov-98 127.5 mw; Mar-00 50 mw / 86% Dec-99, 14% Mar-04 Total MAIN 655.0 1,732.0 655.0 1,732.0

APPENDIX C: PROJECT PORTFOLIO OPERATING ASSETS (continued) Region / Project Location Fuel Baseload Capacity (mw) Capacity w/Peaking (mw) Calpine Interest (%) Net Interest Baseload (mw) Net Interest w/Peaking (mw) Commercial Operation Date / Calpine Acquisition Date NEPOOL Westbrook Energy Center (CCFC I) Maine Natural Gas 528.0 528.0 100.0% 528.0 528.0 May-01 Tiverton Power Plant Rhode Island Natural Gas 267.0 267.0 100.0% 267.0 267.0 Oct-00 Rumford Power Plant Maine Natural Gas 263.0 263.0 100.0% 263.0 263.0 Dec-00 Dighton Power Plant Massachusetts Natural Gas 170.0 170.0 100.0% 170.0 170.0 Jul-99 Androscoggin Energy Center Maine Natural Gas 136.0 136.0 32.3% 44.0 44.0 Jan-00 / Oct-00 Total NEPOOL 1,364.0 1,364.0 1,272.0 1,272.0 NPCC Whitby Cogeneration (2) Ontario Natural Gas 50.0 50.0 15.0% 7.5 7.5 Sep-98 / Sep-01 Total NPCC 50.0 50.0 7.5 7.5 NYPOOL Kennedy International Airport Power Plant New York Natural Gas 99.0 105.0 100.0% 99.0 105.0 Feb-95 / Dec-97 Bethpage Power Plant New York Natural Gas 55.0 56.0 100.0% 55.0 56.0 Aug-89 / Dec-97 Stony Brook Power Plant New York Natural Gas 45.0 47.0 100.0% 45.0 47.0 Apr-95 / Dec-97 Bethpage Peaker New York Natural Gas - 46.0 100.0% - 46.0 Jul-02 Total NYPOOL 199.0 254.0 199.0 254.0 SERC Morgan Energy Center (CalGen) Alabama Natural Gas 722.0 852.0 100.0% 722.0 852.0 Jun-03 475 mw, 533 mw; Jan-04 247 mw, 319 mw Decatur Energy Center (CalGen) Alabama Natural Gas 793.0 852.0 100.0% 793.0 852.0 Jun-02 437 mw, 528 mw; Jun-03 356 mw, 324 mw Broad River Energy Center South Carolina Natural Gas - 847.0 100.0% - 847.0 Jun-00 540 mw; Aug-01 307 mw / Oct-00 Columbia Energy Center (CalGen) South Carolina Natural Gas 464.0 641.0 100.0% 464.0 641.0 May-04 Acadia Energy Center Louisiana Natural Gas 1,092.0 1,210.0 50.0% 546.0 605.0 Aug-02 Carville Energy Center (CalGen) Louisiana Natural Gas 455.0 531.0 100.0% 455.0 531.0 Jun-03 Santa Rosa Energy Center Florida Natural Gas 250.0 250.0 100.0% 250.0 250.0 Jun-03 Hog Bayou Energy Center Alabama Natural Gas 235.0 237.0 100.0% 235.0 237.0 Jul-01 Pine Bluff Energy Center Arkansas Natural Gas 184.0 215.0 100.0% 184.0 215.0 Sep-01 Total SERC 4,195.0 5,635.0 3,649.0 5,030.0

APPENDIX C: PROJECT PORTFOLIO OPERATING ASSETS (continued) Region / Project Location Fuel Baseload Capacity (mw) Capacity w/Peaking (mw) Calpine Interest (%) Net Interest Baseload (mw) Net Interest w/Peaking (mw) Commercial Operation Date / Calpine Acquisition Date SPP Oneta Energy Center (CalGen) Oklahoma Natural Gas 994.0 994.0 100.0% 994.0 994.0 Jul-02 570 mw; June-03 424 mw Aries Power Project Missouri Natural Gas 523.0 590.0 100.0% 523.0 590.0 Jun-01 320 mw; Feb-02 203 mw, 270 mw Pryor Power Plant Oklahoma Natural Gas 38.0 90.0 100.0% 38.0 90.0 Oct-88 / 80% Dec-99, 20% Mar-04 Total SPP 1,555.0 1,674.0 1,555.0 1,674.0 WECC Delta Energy Center (CalGen) California Natural Gas 799.0 882.0 100.0% 799.0 882.0 Jun-02 Hermiston Power Project (CCFC I) Oregon Natural Gas 546.0 642.0 100.0% 546.0 642.0 Aug-02 Rocky Mountain Energy Center Colorado Natural Gas 479.0 621.0 100.0% 479.0 621.0 May-04 Los Medanos Energy Center (CalGen) California Natural Gas 497.0 566.0 100.0% 497.0 566.0 Jul-01 Sutter Energy Center (CCFC I) California Natural Gas 535.0 543.0 100.0% 535.0 543.0 Jul-01 South Point Energy Center Arizona Natural Gas 520.0 530.0 100.0% 520.0 530.0 Jun-01 Blue Spruce Energy Center Colorado Natural Gas - 285.0 100.0% - 285.0 Apr-03 Goldendale Energy Center (CalGen) Washington Natural Gas 237.0 271.0 100.0% 237.0 271.0 Sep-04 Pastoria Energy Center, Phase I (CalGen) California Natural Gas 250.0 250.0 100% 250.0 250.0 May-05 Los Esteros Critical Energy Center California Natural Gas - 188.0 100.0% - 188.0 Mar-03 Gilroy Peaking Energy Center California Natural Gas - 135.0 100.0% - 135.0 Feb-02 Gilroy Power Plant California Natural Gas 117.0 128.0 100.0% 117.0 128.0 Mar-88 / Aug-96 King City Power Plant California Natural Gas 120.0 120.0 100.0% 120.0 120.0 Apr-89 / Apr-96 Calgary Energy Centre Alberta Natural Gas 252.0 286.0 30.0% 75.6 85.8 Mar-03 McCabe #5 & #6 California Geothermal 75.0 75.0 100.0% 75.0 75.0 Dec-71 / May-99 Island Cogeneration British Columbia Natural Gas 219.0 250.0 30.0% 65.7 75.0 May-02 Ridge Line #7 & #8 California Geothermal 72.0 72.0 100.0% 72.0 72.0 Jan-72 / May-99 Calistoga California Geothermal 70.0 70.0 100.0% 70.0 70.0 Apr-84 / Oct-99 Big Geysers California Geothermal 70.0 70.0 100.0% 70.0 70.0 Jan-80 / May-99 Pittsburg Power Plant California Natural Gas 64.0 64.0 100.0% 64.0 64.0 Jan-65 / Jul-98 Quicksilver California Geothermal 61.0 61.0 100.0% 61.0 61.0 Jan-85 / May-99 Eagle Rock California Geothermal 60.0 60.0 100.0% 60.0 60.0 Jan-75 / May-99 Sulphur Springs California Geothermal 55.0 55.0 100.0% 55.0 55.0 Dec-80 / May-99 Cobb Creek California Geothermal 53.0 53.0 100.0% 53.0 53.0 Jan-79 / May-99 Socrates California Geothermal 51.0 51.0 100.0% 51.0 51.0 Jan-83 / May-99

APPENDIX C: PROJECT PORTFOLIO OPERATING ASSETS (continued) Region / Project Location Fuel Baseload Capacity (mw) Capacity w/Peaking (mw) Calpine Interest (%) Net Interest Baseload (mw) Net Interest w/Peaking (mw) Commercial Operation Date / Calpine Acquisition Date Lake View California Geothermal 50.0 50.0 100.0% 50.0 50.0 Jan-82 / May-99 Greenleaf 2 Power Plant California Natural Gas 49.5 49.5 100.0% 49.5 49.5 Dec-89 / Apr-95 Greenleaf 1 Power Plant California Natural Gas 49.5 49.5 100.0% 49.5 49.5 Mar-89 / Apr-95 Wolfskill Energy Center California Natural Gas - 48.0 100.0% - 48.0 Mar-03 Yuba City Energy Center California Natural Gas - 47.0 100.0% - 47.0 Jul-02 Feather River Energy Center California Natural Gas - 47.0 100.0% - 47.0 Dec-02 Lambie Energy Center California Natural Gas - 47.0 100.0% - 47.0 Jan-03 Goose Haven Energy Center California Natural Gas - 47.0 100.0% - 47.0 Jan-03 Creed Energy Center California Natural Gas - 47.0 100.0% - 47.0 Jan-03 Riverview Energy Center California Natural Gas - 47.0 100.0% - 47.0 May-03 King City Energy Center California Natural Gas - 45.0 100.0% - 45.0 Feb-02 Grant California Geothermal 40.0 40.0 100.0% 40.0 40.0 Oct-85 / May-99 Sonoma California Geothermal 35.0 35.0 100.0% 35.0 35.0 Oct-83 / Jul-98 Watsonville Power Plant California Natural Gas 29.0 30.0 100.0% 29.0 30.0 May-90 / Jun-95 Agnews Power Plant California Natural Gas 28.0 28.0 100.0% 28.0 28.0 Apr-90 West Ford Flat California Geothermal 26.0 26.0 100.0% 26.0 26.0 Mar-88 / Jul-90 Aidlin California Geothermal 16.0 16.0 100.0% 16.0 16.0 May-89 / 5% '89, 50% Aug-89, 45% Sep-00 Bear Canyon California Geothermal 16.0 16.0 100.0% 16.0 16.0 Sep-88 / Jul-90 Fumarole #9 & #10 (cold stand-by) California Geothermal - - 100.0% - - Jul-73 / May-99 Total WECC 5,541.0 7,043.0 5,211.3 6,667.8 UNITED KINGDOM Saltend Energy Centre United Kingdom Natural Gas 1,200.0 1,200.0 100.0% 1,200.0 1,200.0 Nov-00 / Aug-01 Total United Kingdom 1,200.0 1,200.0 1,200.0 1,200.0 TOTAL OPERATING ASSETS 22,930.0 28,189.0 21,752.5 26,898.6 Operated by Trigen Operated by Whitby Cogen Limited Partnership

APPENDIX C: PROJECT PORTFOLIO CONSTRUCTION PROJECTS Region / Project Location Fuel Baseload Capacity (mw) Capacity w/Peaking (mw) Calpine Interest (%) Net Interest Baseload (mw) Net Interest w/Peaking (mw) Estimated Commercial Operation Date ECAR Fremont Energy Center Ohio Natural Gas 550.0 700.0 100.0% 550.0 700.0 Jun-07 Total ECAR 550.0 700.0 550.0 700.0 ERCOT Freeport Energy Center Texas Natural Gas 200.0 250.0 100.0% 200.0 250.0 Steam Delivery to begin Sep-05, COD Nov-06 Total ERCOT 200.0 250.0 200.0 250.0 MAPP Mankato Power Plant Minnesota Natural Gas 292.0 375.0 100.0% 292.0 375.0 Jun-06 Total MAPP 292.0 375.0 292.0 375.0 MAIN Fox Energy Center, Phase 1 Wisconsin Natural Gas 245.0 300.0 100.0% 245.0 300.0 Jun-05 Fox Energy Center, Phase 2 Wisconsin Natural Gas 245.0 260.0 100.0% 245.0 260.0 Dec-05 Total MAIN 490.0 560.0 490.0 560.0 NYPOOL Bethpage Energy Center 3 New York Natural Gas 79.9 79.9 100.0% 79.9 79.9 Jul-05 Total NYPOOL 79.9 79.9 79.9 79.9 SERC Hillabee Energy Center Alabama Natural Gas 710.0 770.0 100.0% 710.0 770.0 Jun-07 Washington Parish Energy Center Louisiana Natural Gas 509.0 565.0 100.0% 509.0 565.0 Jun-07 Total SERC 1,219.0 1,335.0 1,219.0 1,335.0 WECC Pastoria Energy Center, Phase II (CalGen) California Natural Gas 500.0 500.0 100.0% 500.0 500.0 Jun-05 Metcalf Energy Center California Natural Gas 556.0 602.0 100.0% 556.0 602.0 Jun-05 Otay Mesa Project California Natural Gas 510.0 593.0 100.0% 510.0 593.0 Nov-07 Total WECC 1,566.0 1,695.0 1,566.0 1,695.0 MEXICO Valladolid III Mexico Natural Gas 525.0 525.0 45.0% 236.3 236.3 Jun-06 Total Mexico 525.0 525.0 236.3 236.3 TOTAL UNDER CONSTRUCTION 4,921.9 5,519.9 4,633.2 5,231.2

APPENDIX C: PROJECT PORTFOLIO SUMMARY & ASSETS BY REGION OPERATING OPERATING CONSTRUCTION CONSTRUCTION OPERATING + CONSTRUCTION OPERATING + CONSTRUCTION OPERATING + CONSTRUCTION Region Total Net Int. w/Peak. (mw) % Total Net Int. w/Peak. (mw) % Total Net Int. w/Peak. (mw) % ECAR (East Central Area Reliability Coordination) ECAR (East Central Area Reliability Coordination) ECAR (East Central Area Reliability Coordination) - 0.0% 700.0 13.4% 700.0 2.2% ERCOT (Electric Reliability Council of Texas) ERCOT (Electric Reliability Council of Texas) ERCOT (Electric Reliability Council of Texas) 7,321.7 27.2% 250.0 4.8% 7,571.7 23.6% FRCC (Florida Reliability Coordinating Council) FRCC (Florida Reliability Coordinating Council) FRCC (Florida Reliability Coordinating Council) 875.0 3.3% - 0.0% 875.0 2.7% MAAC (Mid-Atlantic Area Council) MAAC (Mid-Atlantic Area Council) MAAC (Mid-Atlantic Area Council) 864.6 3.2% - 0.0% 864.6 2.7% MAPP (Mid-Continent Area Power Pool) MAPP (Mid-Continent Area Power Pool) MAPP (Mid-Continent Area Power Pool) - 0.0% 375.0 7.2% 375.0 1.2% MAIN (Mid-America Interconnected Network) MAIN (Mid-America Interconnected Network) MAIN (Mid-America Interconnected Network) 1,732.0 6.4% 560.0 10.7% 2,292.0 7.1% NPCC-NE (Northeast Power Coordinating Council, New England) NPCC-NE (Northeast Power Coordinating Council, New England) NPCC-NE (Northeast Power Coordinating Council, New England) 1,272.0 4.7% - 0.0% 1,272.0 4.0% NPCC-Ontario (Northeast Power Coordinating Council, Ontario) NPCC-Ontario (Northeast Power Coordinating Council, Ontario) NPCC-Ontario (Northeast Power Coordinating Council, Ontario) 7.5 0.0% - 0.0% 7.5 0.0% NPCC-NY (Northeast Power Coordinating Council, New York) NPCC-NY (Northeast Power Coordinating Council, New York) NPCC-NY (Northeast Power Coordinating Council, New York) 254.0 0.9% 79.9 1.5% 333.9 1.0% SERC (Southeastern Electric Reliability Council) SERC (Southeastern Electric Reliability Council) SERC (Southeastern Electric Reliability Council) 5,030.0 18.7% 1,335.0 25.5% 6,365.0 19.8% SPP (Southwest Power Pool) SPP (Southwest Power Pool) SPP (Southwest Power Pool) 1,674.0 6.2% - 0.0% 1,674.0 5.2% WECC (Western Electricity Coordinating Council) WECC (Western Electricity Coordinating Council) WECC (Western Electricity Coordinating Council) 6,667.8 24.8% 1,695.0 32.4% 8,362.8 26.0% United Kingdom United Kingdom United Kingdom 1,200.0 4.5% - 0.0% 1,200.0 3.7% Mexico Mexico Mexico - 0.0% 236.3 4.5% 236.3 0.0% TOTAL CALPINE 26,898.6 100.0% 5,231.2 100.0% 32,129.7 100.0% # of Projects Total BL Cap. (mw) Total w/Peak. Cap. (mw) Total Net Int. BL (mw) Total Net Int. w/Peak. (mw) Total Operating - Natural Gas Total Operating - Natural Gas Total Operating - Natural Gas 74 22,180.0 27,439.0 21,002.5 26,148.6 Total Operating - Geothermal Total Operating - Geothermal Total Operating - Geothermal 19 750.0 750.0 750.0 750.0 Total Under Construction Total Under Construction Total Under Construction 10 4,921.9 5,519.9 4,633.2 5,231.2 Total Project Portfolio 103 27,851.9 33,708.9 26,385.7 32,129.8 TOTAL PROJECTS IN OPERATION OPERATED BY CALPINE (91) TOTAL PROJECTS IN OPERATION OPERATED BY CALPINE (91) TOTAL PROJECTS IN OPERATION OPERATED BY CALPINE (91) TOTAL PROJECTS IN OPERATION OPERATED BY CALPINE (91) 22,714.0 27,964.0 21,662.0 26,803.6

APPENDIX D: CONTRACTUAL PORTFOLIO SUMMARY 147 Contracts / 102 Customers Weighted Average Credit: BBB+ 7-Year Weighted Average Life

APPENDIX D: CONTRACTUAL PORTFOLIO CONTRACT TYPE 2005 2006 2007 2008 2009 Fixed Price 30% 25% 17% 16% 18% Heat Rate 68% 73% 77% 71% 69% Other 2% 2% 6% 13% 13%

APPENDIX D: CONTRACTUAL PORTFOLIO DEFINITIONS The following detailed reports represent several data points for Calpine's power generation portfolio as of March 31, 2005. Estimated Generation Baseload - Estimated generation, in millions of megawatt hours, represents the baseload generation capacity of Calpine's fleet based upon a 95% plant availability level. This availability factor is used to account for scheduled maintenance and other miscellaneous outages. It also takes into account the generation capacity year-by-year as a result of our current estimates of commercial operation dates for those plants currently in construction. Peaking - Estimated generation, in millions of megawatt hours, represents a peaking generation capacity based upon a 30% plant availability and dispatch factor or higher if a plant-specific contract dictates.

APPENDIX D: CONTRACTUAL PORTFOLIO DEFINITIONS (continued) Contractual Generation This represents in millions of megawatt hours, the baseload and peaking generation under contract. For those contracts that are take or pay, the contractual generation estimate assumes the customers take 100% of the contracted power. Contracts Announced / Signed Subsequent to March 31, 2005 Contracts that have been announced and, or signed subsequent to March 31, 2005 are not reflected in this data. Such contracts, as they are finalized, will be reflected in future Contractual Portfolios. % Sold Calculated as the contractual generation divided by the estimated generation. Contractual Spark Spread Represents the contractual or "locked in" spark spread embedded in the company's contracted portfolio. Also includes the value of the company's equity gas reserves which is represented by the market price of gas less operating costs.

APPENDIX D: CONTRACTUAL PORTFOLIO TOTAL 2005 2006 2007 2008 2009 Estimated Generation (In Millions of mwh) - Baseload 143.5 200.3 211.6 221.8 221.2 - Peaking 19.2 25.8 26.3 26.9 26.8 Total 162.7 226.1 237.9 248.7 248.0 Contractual Generation (In Millions of mwh) - Baseload 80.0 78.1 60.0 58.0 55.2 - Peaking 14.9 18.9 18.7 18.0 15.0 Total 94.9 97.0 78.7 76.0 70.2 % Sold - Baseload 56% 39% 28% 26% 25% - Peaking 78% 73% 71% 67% 56% Total 58% 43% 33% 31% 28% Contractual Spark Spread $1,474 $1,851 $1,602 $1,526 $1,439 (In Millions) Data as of 3/31/05 Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO WECC Estimated Generation (In Millions of mwh) - Baseload 37.4 53.0 53.7 57.5 57.3 - Peaking 5.1 6.8 6.8 6.9 6.9 Total 42.5 59.8 60.5 64.4 64.2 Contractual Generation (In Millions of mwh) - Baseload 25.7 30.1 24.1 24.2 23.4 - Peaking 3.9 4.2 4.1 4.1 4.1 Total 29.6 34.3 28.2 28.3 27.5 % Sold - Baseload 69% 57% 45% 42% 41% - Peaking 76% 62% 60% 59% 59% Total 70% 57% 47% 44% 43% 2005 2006 2007 2008 2009 Data as of 3/31/05 Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO ERCOT Estimated Generation (In Millions of mwh) - Baseload 41.3 56.3 56.5 56.7 56.5 - Peaking 1.6 2.2 2.2 2.2 2.2 Total 42.9 58.5 58.7 58.9 58.7 Contractual Generation (In Millions of mwh) - Baseload 28.8 25.5 14.3 13.9 13.8 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 28.8 25.5 14.3 13.9 13.8 % Sold - Baseload 70% 45% 25% 25% 24% - Peaking 0% 0% 0% 0% 0% Total 67% 44% 24% 24% 24% 2005 2006 2007 2008 2009 Data as of 3/31/05 Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO NORTHEAST Estimated Generation (In Millions of mwh) - Baseload 14.2 19.0 19.0 19.1 19.0 - Peaking 0.3 0.4 0.4 0.4 0.4 Total 14.5 19.4 19.4 19.5 19.4 Contractual Generation (In Millions of mwh) - Baseload 6.9 3.4 2.5 2.1 2.0 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 6.9 3.4 2.5 2.1 2.0 % Sold - Baseload 49% 18% 13% 11% 11% - Peaking 0% 0% 0% 0% 0% Total 48% 18% 13% 11% 10% 2005 2006 2007 2008 2009 Data as of 3/31/05 Includes the Following NERC Regions: NEPOOL, NYPOOL, MAAC, NPCC Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO SOUTHEAST Estimated Generation (In Millions of mwh) - Baseload 19.7 26.2 29.6 32.2 32.1 - Peaking 6.4 8.5 8.6 8.7 8.6 Total 26.1 34.7 38.2 40.9 40.7 Contractual Generation (In Millions of mwh) - Baseload 7.0 9.8 8.3 7.2 5.4 - Peaking 5.0 6.6 6.6 6.6 6.6 Total 12.0 16.4 14.9 13.8 12.0 % Sold - Baseload 36% 37% 28% 22% 17% - Peaking 78% 78% 77% 76% 77% Total 46% 47% 39% 34% 29% 2005 2006 2007 2008 2009 Data as of 3/31/05 Includes the Following NERC Regions: SERC, FRCC Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO MIDWEST Estimated Generation (In Millions of mwh) - Baseload 23.3 34.5 40.7 44.4 44.3 - Peaking 5.9 8.0 8.4 8.6 8.6 Total 29.2 42.5 49.1 53.0 52.9 Contractual Generation (In Millions of mwh) - Baseload 7.0 5.9 8.1 7.9 7.9 - Peaking 5.9 8.0 8.1 7.4 4.4 Total 12.9 13.9 16.2 15.3 12.3 % Sold - Baseload 30% 17% 20% 18% 18% - Peaking 100% 100% 96% 86% 51% Total 44% 33% 33% 29% 23% 2005 2006 2007 2008 2009 Data as of 3/31/05 Includes the Following NERC Regions/Sub-Region: MAPP, MAIN, ECAR, SPP and Entergy Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO UNITED KINGDOM Estimated Generation (In Millions of mwh) - Baseload 7.5 10.0 10.0 10.0 10.0 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 7.5 10.0 10.0 10.0 10.0 Contractual Generation (In Millions of mwh) - Baseload 4.6 2.2 0.7 0.7 0.7 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 4.6 2.2 0.7 0.7 0.7 % Sold - Baseload 61% 22% 7% 7% 7% - Peaking 0% 0% 0% 0% 0% Total 61% 22% 7% 7% 7% 2005 2006 2007 2008 2009 Data as of 3/31/05 Includes the Saltend Energy Centre Apr-Dec

APPENDIX D: CONTRACTUAL PORTFOLIO MEXICO Estimated Generation (In Millions of mwh) - Baseload 0.0 1.2 2.0 2.0 2.0 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 0.0 1.2 2.0 2.0 2.0 Contractual Generation (In Millions of mwh) - Baseload 0.0 1.2 2.0 2.0 2.0 - Peaking 0.0 0.0 0.0 0.0 0.0 Total 0.0 1.2 2.0 2.0 2.0 % Sold - Baseload 0% 100% 100% 100% 100% - Peaking 0% 0% 0% 0% 0% Total 0% 100% 100% 100% 100% 2005 2006 2007 2008 2009 Data as of 3/31/05 Includes the Valladolid III Project Apr-Dec

CALPINE(r)